EXHIBIT 99.3

LIMITED LIABILITY COMPANY
CONTRIBUTION AGREEMENT

This Contribution Agreement (this "Agreement"), effective as of December 22, 2010 (the "Effective Date"), is among DHI Minerals (U.S.) Ltd., a Nevada Corporation ("DHI US"), Solitario Exploration & Royalty Corp., a Colorado corporation ("Solitario"), and Mt. Hamilton LLC, a Colorado limited liability company (the "Company"). DHI US, Solitario and the Company sometimes are referred to collectively as the "Parties," and each individually as a "Party."

Recitals

A.          DHI US and Solitario have caused the formation of the Company, and concurrently with the execution of this Agreement, are executing the Limited Liability Company Operating Agreement of the Company, dated as of the Effective Date (the "LLC Agreement"), to govern the business and affairs of the Company.

B.          Solitario has made, and DHI US desires to make, its Initial Contribution (as defined in the LLC Agreement) to the Company described in Section 3.2(a) and 3.2(b) of the LLC Agreement.

In consideration of the covenants and agreements contained in this Agreement and in the LLC Agreement, and for other good and valuable consideration, the receipt and sufficiency of which the Parties acknowledge, the Parties agree as follows:

ARTICLE I
DEFINED TERMS; INTERPRETATION

1.1          Defined Terms. Capitalized terms that are used in this Agreement, but not defined in this Agreement, have the respective meanings given in the LLC Agreement. In addition to the capitalized terms defined elsewhere in this Agreement, as used in this Agreement, the following terms have the meanings indicated:

"Contributed Assets" means the Properties, the Underlying Agreements and the Existing Data.

"Encumbrance" means any mortgage, deed of trust, security interest, pledge, lien, right of first refusal, right of first offer, other preferential right, profits interest, net profits interest, royalty interest, overriding royalty interest, conditional sale or title retention agreement, or other similar burden.

"Existing Data" means maps, drill logs and other drilling data, core, pulps, reports, surveys, assays, analyses, production reports, operations, technical, accounting and financial records, and other material information developed in connection with operations on the Properties before the Effective Date.

"Knowledge" means (a) with respect to DHI US, the knowledge as of the Effective Date of DHI US and any Affiliate of DHI US, and (b) with respect to Solitario, the knowledge as of the Effective Date of Solitario and any Affiliate of Solitario.

"Mining Claims Map" means that certain map captioned "Senior-Junior-Boundary" dated July 27, 2010 and prepared by G.I.S.L.S. that depicts the Properties and adjacent properties.

"Permits" means all governmental permits, licenses and approvals in place pertaining to the Properties.

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"Permitted Encumbrance" means, with respect to any Contributed Asset, (a) Encumbrances described in Schedule 1 to this Agreement, (b) mechanic's, materialmen's or similar Encumbrances if payment of the secured obligation is not yet overdue or being contested in good faith by appropriate proceedings, (c) Encumbrances for Taxes, assessments, obligations under workers' compensation or other social welfare legislation or other requirements, charges or levies of any Governmental Authority, in each case not yet overdue or being contested in good faith by appropriate proceedings, (d) easements, servitudes, rights-of-way and other rights, exceptions, reservations, conditions, limitations, covenants and other restrictions that will not materially interfere with, materially impair or materially impede operations on the Properties or the value or use of the Contributed Assets, (e) Encumbrances consisting of (i) rights reserved to or vested in any Governmental Authority to control or regulate the Contributed Assets, (ii) obligations or duties to any Governmental Authority with respect to any Permits and the rights reserved or vested in any Governmental Authority to terminate any such Permits or to condemn or expropriate any property, and (iii) zoning or other land use or Environmental Laws of any Governmental Authority, and (f) Encumbrances arising under this Agreement and the LLC Agreement.

"Properties" means the interests in real property described in Exhibit A.

"Transaction Documents" means this Agreement, the LLC Agreement, the Mineral Deed, the Assignment and Assumption, the Existing Data Assignment and the other documents, agreements, instruments and certificates to be executed and delivered at the Closing under this Agreement.

"Underlying Agreement" means each of the agreements, conveyances and instruments of mining claims, mineral rights or other property interests and rights listed in Exhibit B.

1.2          Interpretation. In interpreting this Agreement, except as otherwise indicated in this Agreement or as the context may otherwise require, (a) the words "include," "includes," and "including" are deemed to be followed by "without limitation" whether or not they are in fact followed by such words or words of similar import, (b) the words "hereof," "herein," "hereunder," and comparable terms refer to the entirety of this Agreement, and not to any particular Article, Section, or other subdivision of this Agreement, (c) any pronoun shall include the corresponding masculine, feminine and neuter forms, (d) the singular includes the plural and vice versa, (e) references to any agreement or other document are to such agreement or document as amended, modified, supplemented and restated now or from time to time in the future, (f) references to any Law are to it as amended, modified, supplemented and restated now or from time to time in the future, and to any corresponding provisions of successor Laws, (g) except as otherwise expressly provided in this Agreement, references to an "Article," "Section," "preamble," "recital," "Exhibit" or another subdivision are to an Article, Section, preamble, recital, "Exhibit" or subdivision of this Agreement, (h) references to any Person include such Person's respective permitted successors and permitted assigns, (i) references to "dollars" or "$" shall mean the lawful currency of the United States of America, (j) references to a "day" or number of "days" (without the explicit qualification of "Business") refer to a calendar day or number of calendar days, (k) if any action or notice is to be taken or given on or by a particular calendar day, and such calendar day is not a Business Day, then such action or notice may be taken or given on the next succeeding Business Day, and (l) any financial or accounting terms

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that are not otherwise defined in this Agreement shall have the respective meanings given under GAAP.

ARTICLE II
CONTRIBUTIONS

2.1          Initial Contribution of DHI US. Concurrently with the execution of this Agreement, DHI US shall make its Initial Contribution to the Company of the Contributed Assets as provided in Section 3.2(a) of the LLC Agreement.

2.2          Initial Contribution of Solitario. On November 12, 2010 Solitario made its Initial Contribution to the Company as described in Section 3.2(b) of the LLC Agreement.

2.3          Closing. The closing of the transactions provided for in this Agreement (the "Closing") shall take place concurrently with the execution of this Agreement. All of the actions to be taken and documents to be executed and delivered at the Closing shall be deemed to be taken, executed and delivered simultaneously, and no such action, execution or delivery shall be effective until all are complete. The Closing shall be deemed to be effective as of the Effective Date.

2.4          Closing Deliveries.

(a)          DHI US Closing Deliveries. At the Closing, DHI US shall deliver the following:

(i)          to Solitario, the LLC Agreement, dated as of the Effective Date, duly executed by an officer of DHI US;

(ii)          to the Company, the Mineral Deed, dated as of the Effective Date, duly executed and acknowledged by an officer of DHI US (and in sufficient counterparts to facilitate filing and recording), in the form mutually agreed by the Parties, providing for the conveyance by DHI US to the Company of the Properties (the "Mineral Deed");

(iii)          to the Company, the Assignment and Assumption Agreement, dated as of the Effective Date, duly executed by an officer of DHI US, in the form mutually agreed by the Parties, as to the assignment by DHI US and the assumption by the Company of the Underlying Agreements and the Permits (the "Assignment and Assumption");

(iv)          to the Company, the Assignment of Existing Data, dated as of the Effective Date, duly executed by an officer of DHI US, in the form mutually agreed by the Parties, as to the assignment by DHI US to the Company of the Existing Data (the "Existing Data Assignment");

(v)          to Solitario and the Company, copies of the Third Party Consents and Notices listed in Schedule 3.1(f);

(vi)          to Solitario and the Company, a certificate issued by the Secretary of State of Nevada, dated as of a recent date reasonably acceptable to Solitario, relating to the good standing of DHI US in the State of Nevada;

(vii)          to the Company, a non-foreign affidavit dated as of the Effective Date, executed by an authorized officer of DHI US, sworn under penalty of perjury and in form and substance required under the Treasury Regulations issued under Code 1445 stating that DHI US is not a "foreign person" as defined in Code 1445; and

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(viii)          to Solitario or the Company, as applicable, such other documents and instruments as Solitario has reasonably requested before the Effective Date.

(b)          Solitario Closing Deliveries. At the Closing, Solitario shall deliver the following:

(i)          to DHI US, the LLC Agreement, duly executed by an officer of Solitario;

(ii)          to DHI US and the Company, a certificate issued by the Secretary of State of Colorado, dated as of a recent date reasonably acceptable to DHI US, relating to the good standing of Solitario in the State of Colorado; and

(iii)          to DHI US or the Company, as applicable, such other documents and instruments as DHI US has reasonably requested before the Effective Date.

(c)          Company Closing Deliveries. At the Closing, the Company shall deliver to DHI US, the Assignment and Assumption, dated as of the Effective Date, duly executed by Solitario, in its capacity as the Manager of the Company, as to the assumption and acceptance by the Company of the Underlying Agreements and the Permits.

2.5          Further Assurances. From and after the Effective Date, and from time to time at the request of any Party, each other Party shall, without further consideration, execute and deliver such instruments of transfer, conveyance, assignment and assumption and take such other actions as may reasonably be necessary, to consummate the transactions provided for by this Agreement and the LLC Agreement. Without limiting the previous sentence, at the request of Solitario, DHI US and the Company shall execute and deliver such additional deeds, bills of sale and assignment and assumption agreements and other documents, certificates and instruments, in each case as shall be reasonably necessary to record title to the Contributed Assets (or any portion) in the applicable filing jurisdiction or otherwise to reflect the transfer and assignment of the Contributed Assets to the Company on forms mutually agreed by Solitario and DHI US; provided, however, that such documents, certificates and instruments shall be consistent with the provisions of this Agreement and the LLC Agreement and shall not purport to assign to the Company any rights, title or interest in any assets of DHI US other than the Contributed Assets.

ARTICLE III
REPRESENTATIONS AND WARRANTIES

3.1          General Representations and Warranties of DHI US. As of the Effective Date, DHI US represents and warrants to Solitario and the Company as follows:

(a)          Incorporation or Organization. DHI US is the type of entity specified in the preamble to this Agreement, duly incorporated, formed or organized and in good standing in the jurisdiction of it incorporation, formation or organization, and is qualified to do business and is in good standing as a foreign entity in those jurisdictions where necessary in order to carry out its obligations under the Transaction Documents to which it is or will be a party.

(b)          Power and Authority. DHI US has all requisite power and authority to enter into and perform its obligations under the Transaction Documents to which it is or will be a party.

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(c)          Authorization. The execution and delivery by DHI US of the Transaction Documents to which it is or will be a party, and the performance by DHI US of its obligations under those Transaction Documents, have been duly and validly authorized by all requisite entity action by DHI US.

(d)          Execution and Delivery; Enforceability. Each Transaction Document to which DHI US is or will be a party, has, or will at the Closing be, duly executed and delivered by DHI US, and assuming the due execution and delivery by each other Party to each such Transaction Document, constitutes or will constitute, as applicable, its legal, valid and binding obligation, enforceable against DHI US in accordance with its terms, except as such enforceability may be affected by applicable bankruptcy, reorganization, insolvency, moratorium, or similar Laws affecting creditors' rights generally, or by general principles of equity.

(e)          Governmental Approvals. Except for the authorizations, consents, approvals, rulings, exemptions, declarations, applications, filings, variances, publications of, notices to, declarations of or with, or registrations by or with, or any other actions or deemed actions by or on behalf of, any Governmental Authority ("Governmental Approvals") listed on Schedule 3.1(e), no Governmental Approvals are required to be obtained, made or filed by DHI US or the Company in connection with the execution, delivery or performance by DHI US of any of the Transaction Documents to which it is or will be a party, or the consummation by DHI US of the transactions provided for in any such Transaction Documents.

(f)          Conflicts. The execution and delivery and performance by DHI US of the Transaction Documents to which it is a party, the contribution by DHI US of the Contributed Assets, and the permitting and implementation of the Operations and Business contemplated by the LLC Agreement, does not and will not:

(i)           violate or conflict with the articles of incorporation or bylaws of DHI US;

(ii)           except for the Governmental Approvals listed on Schedule 3.1(e), violate any of the terms, conditions or provisions of any Law, order, judgment, decree, debarment, sanction or Governmental Approval to which DHI US is a party or to which DHI US or any of the Contributed Assets are subject or bound;

(iii)           subject to obtaining or making the surface owner, mineral rights owner, lessor, lessee and other third party consents, approvals, notices and other actions (collectively, "Third Party Consents and Notices") listed on Schedule 3.1(f), result in a violation or breach of, or (with or without the giving of notice or the lapse of time or both) constitute a default (or give rise to any right of termination, cancellation or acceleration of the obligations) under, any of the Underlying Agreements or other contracts or agreements included in Contributed Assets or any other material contract, agreement, mortgage, deed of trust, note, indenture or instrument to which DHI US is a party or to which DHI US or any material portion of its assets are subject or bound; or

(iv)           create any Encumbrance , other than Permitted Encumbrances, on the Contributed Assets.

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(g)          Legal Proceedings. There are no private or governmental actions, suits, complaints, arbitrations, legal or judicial or administrative proceedings or investigations, whether civil, criminal or of any other nature ("Legal Proceedings") pending, or to the Knowledge of DHI US, threatened, against DHI US or any of its Affiliates that (i) relate to the Contributed Assets, (ii) questions the validity of the Transaction Documents or the ability of DHI US to execute, deliver and perform its obligations under the Transaction Documents to which it is a party or to contribute the Contributed Assets to the Company, or (iii) if continued or adversely determined, could preclude the permitting or implementation of Operations under the LLC Agreement or otherwise have a material adverse effect on the Company, the Contributed Assets or the Business.

(h)          Brokers and Finders Fees. No broker, finder, investment banker, or similar intermediary has been retained by, or is authorized to act on behalf of DHI US, any of its Affiliates or any of their respective officers or directors in connection with the Transaction Documents or the consummation of the transactions provided for in the Transaction Documents.

(i)          Prohibited Person. DHI US is not on the Specially Designated National & Blocked Persons List of the Office of Foreign Assets Control of the United States Treasury Department and is not otherwise blocked or banned by any foreign assets office rule or any similar Law, including the USA Patriot Act or Executive Order 13224.

(j)          Securities Laws. In acquiring its Interest in the Company, (i) DHI US is acquiring its Interest for its own account for investment and not with a view to its sale or distribution, (ii) DHI US recognizes that investments such as those provided by the LLC Agreement are speculative and involve substantial risk, and (ii) DHI US acknowledges that the other Parties have not made any guaranty or representation upon which DHI US has relied concerning the possibility or probability of profit or loss as a result of its acquisition of its Interest.

(k)          No Undisclosed Material Facts. DHI US is not aware of any material facts or circumstances that have not been disclosed in the Transaction Documents, that should be disclosed in order to prevent the representations and warranties of DHI US in this Section 3.1 and Section 3.2 from being materially misleading.

3.2          Representations and Warranties of DHI US as to Contributed Assets. As of the Effective Date, DHI US represents and warrants to Solitario and the Company as follows:

(a)          Fee Simple Properties. With respect to those Properties that DHI US owns in fee simple, if any, DHI US is in exclusive possession of and owns such Properties free and clear of all Encumbrances or defects in title, other than Permitted Encumbrances.

(b)          Unpatented Properties Located by DHI US. With respect to unpatented mining claims, mill sites and tunnel sites located by DHI US that are included within the Properties, subject to the paramount title of the United States:

(i)          the unpatented mining claims were timely and properly laid out and monumented;

(ii)           all required location and validation work was timely and properly performed provided, however, that DHI US makes no representation or warranty that any of the Properties contains a discovery of minerals or a valuable mineral deposit;

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(iii)          location notices and certificates and required maps were timely and properly recorded and filed with appropriate Governmental Authorities;

(iv)          all assessment and other work has been performed, and all Governmental Fees have been paid, in each case to the extent required by Law to hold and maintain the unpatented mining claims, mill sites and tunnel sites through the assessment year ending September 1, 2011;

(v)          all affidavits of assessment work, evidence of payment of Governmental Fees and other filings required to maintain the unpatented mining claims, mill sites and tunnel sites in good standing have been properly and timely recorded or filed with appropriate Governmental Authorities;

(vi)           the unpatented mining claims, mill sites and tunnel sites are free and clear of Encumbrances or defects of title arising by, through or under DHI US or, to the Knowledge of DHI US, by, through or under any third party, other than Permitted Encumbrances; and

(vii)          except as depicted on the Mining Claims Map, to the Knowledge of DHI US, there are no conflicting mining claims.

(c)          Unpatented Properties Not Located by DHI US. With respect to the unpatented mining claims, mill sites and tunnel sites not located by DHI US that are included within the Properties, subject to the paramount title of the United States:

(i)          all assessment and other work has been performed, and all Governmental Fees have been paid, in each case to the extent required by Law to hold and maintain the unpatented mining claims, mill sites and tunnel sites through the assessment year ending September 1, 2011;

(ii)          all affidavits of assessment work, evidence of payment of Governmental Fees and other filings required to maintain the unpatented mining claims, mill sites and tunnel sites in good standing have been properly and timely recorded or filed with appropriate Governmental Authorities;

(iii)          the unpatented mining claims, mill sites and tunnel sites are free and clear of Encumbrances or defects of title arising by, through or under DHI US or, to the Knowledge of DHI US, by, through or under any third party, other than Permitted Encumbrances; and

(iv)          except as depicted on the Mining Claims Map, to the Knowledge of DHI US, there are no conflicting mining claims.

(d)          Properties Held Under Underlying Agreements. With respect to the Properties in which DHI US holds an interest under any Underlying Agreements:

(i)          DHI US is in exclusive possession of such Properties; and

(ii)          to the Knowledge of DHI US, the Properties covered by the Underlying Agreements are free and clear of all Encumbrances and defects of title, other than Permitted Encumbrances.

(e)          Underlying Agreements.

(i)          The name, dates and parties with respect to each Underlying Agreement (including all amendments, modifications and supplements) are accurately described in Exhibit B.

(ii)          DHI US has delivered to Solitario true and complete copies of each Underlying Agreement, as amended, modified or supplemented.

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(iii)           To the Knowledge of DHI US, the Underlying Agreements are valid and enforceable and in full force and effect.

(iv)          DHI US has not received notice of any breach or default by DHI US or any of its predecessors in title of any Underlying Agreement, and to the Knowledge of DHI US there are no acts or omissions, or conditions on the Properties, that could be considered or construed as such a breach or default.

(v)          DHI US has not received notice of any breach or default by any other party to any Underlying Agreement, and to the Knowledge of DHI US there are no acts or omissions, or conditions on the Properties, that could be considered or construed as such a breach or default.

(vi)          DHI US has the authority under the Underlying Agreements to perform fully its obligations under the Transaction Documents.

(f)          Existing Data.

(i)          DHI US has delivered to or made available for inspection by Solitario all Existing Data in its possession or control.

(ii)          To the Knowledge of DHI US, the Existing Data is accurate and complete in all material respects.

(iii)          The Existing Data does not, and the contribution by DHI US of the Existing Data to the Company will not, infringe the intellectual property rights of any other Person.

(iv)          DHI US has not received notice of any claim by any other Person that the Existing Data infringes or misappropriates the intellectual property rights of any other Person.

(v)          DHI US owns the Existing Data free and clear of all Encumbrances or defects in title, other than Permitted Encumbrances.

(g)          Compliance With Laws. DHI US has, and to the Knowledge of DHI US, all predecessors in title to the Properties have, complied in all material respects with all Laws (including Environmental Laws) in conducting any operations on the Properties before the Effective Date. DHI US has not received any inquiry or notice from any Governmental Authority of a pending investigation or alleging the violation of any Laws.

(h)          Environmental Conditions. To the Knowledge of DHI US there is no condition in, on or under the Properties that could result in any Environmental Liabilities or other types of enforcement proceeding, or any recovery by any Governmental Authority or other Person of remedial, reclamation or removal costs, natural resources damages, property damages, damages for personal injuries or other costs, expenses, damages or injunctive relief arising from any alleged injury or threat to health, safety or the environment.

3.3          Representations and Warranties of Solitario. As of the Effective Date, Solitario represents and warrants to DHI US and the Company as follows:

(a)          Incorporation or Organization. Solitario is the type of entity specified in the preamble to this Agreement, duly incorporated, formed or organized and in good standing in the jurisdiction of it incorporation, formation or organization, and is qualified to do business and is in good standing as a foreign entity in those jurisdictions where necessary in order to carry out its obligations under the Transaction Documents to which it is or will be a party.

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(b)          Power and Authority. Solitario has all requisite power and authority to enter into and perform its obligations under the Transaction Documents to which it is or will be a party.

(c)          Authorization. The execution and delivery by Solitario of the Transaction Documents to which it is or will be a party, and the performance by Solitario of its obligations under those Transaction Documents, have been duly and validly authorized by all requisite entity action by Solitario.

(d)          Execution and Delivery; Enforceability. Each Transaction Document to which Solitario is or will be a party, has, or will at the Closing be, duly executed and delivered by Solitario, and assuming the due execution and delivery by each other Party to each such Transaction Document, constitutes or will constitute, as applicable, its legal, valid and binding obligation, enforceable against Solitario in accordance with its terms, except as such enforceability may be affected by applicable bankruptcy, reorganization, insolvency, moratorium, or similar Laws affecting creditors' rights generally, or by general principles of equity.

(e)          Governmental Approvals. Except for the Governmental Approvals listed on Schedule 3.1(e), no Governmental Approvals are required to be obtained, made or filed by Solitario or the Company in connection with the execution, delivery or performance by Solitario of any of the Transaction Documents to which it is or will be a party, or the consummation by Solitario of the transactions provided for in any such Transaction Documents.

(f)          Conflicts. The execution and delivery and performance by Solitario of the Transaction Documents to which it is a party does not and will not:

(i)          violate or conflict with the articles of incorporation or bylaws of Solitario; or

(ii)          except for the Governmental Approvals listed on Schedule 3.1(e), violate any of the terms, conditions or provisions of any Law, order, judgment, decree, debarment, sanction or Governmental Approval to which Solitario is a party.

(g)          Legal Proceedings. There are no Legal Proceedings pending, or to the Knowledge of Solitario, threatened, against Solitario or any of its Affiliates that questions the validity of the Transaction Documents or the ability of Solitario to execute, deliver and perform its obligations under the Transaction Documents to which it is a party.

(h)          Brokers and Finders Fees. No broker, finder, investment banker, or similar intermediary has been retained by, or is authorized to act on behalf of Solitario, any of its Affiliates or any of their respective officers or directors in connection with the Transaction Documents or the consummation of the transactions provided for in the Transaction Documents.

(i)          Prohibited Person. Solitario is not on the Specially Designated National & Blocked Persons List of the Office of Foreign Assets Control of the United States Treasury Department and is not otherwise blocked or banned by any foreign assets office rule or any similar Law, including the USA Patriot Act or Executive Order 13224.

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(j)          Securities Laws. In acquiring its Interest in the Company, (i) Solitario is acquiring its Interest for its own account for investment and not with a view to its sale or distribution, (ii) Solitario recognizes that investments such as those provided by the LLC Agreement are speculative and involve substantial risk, and (iii) Solitario acknowledges that the other Parties have not made any guaranty or representation upon which Solitario has relied concerning the possibility or probability of profit or loss as a result of its acquisition of its Interest.

ARTICLE IV
SURVIVAL; INDEMNIFICATION

4.1          Survival. The representations and warranties made in this Agreement shall survive the Closing, the Transfer or redemption of any Interest, the resignation or deemed resignation of any Member, and the dissolution, liquidation and termination of the Company indefinitely.

             Indemnification.

(a)          Indemnification Obligations.

(i)          DHI US shall indemnify and hold harmless Solitario and its Affiliates, and its permitted successors and assigns to its Interest, and their respective directors, officers, employees, agents and attorneys, and the Company (collectively, the "Indemnified Solitario Parties") from and against any and all Adverse Consequences that arise out of or result from the breach or default by DHI US of any of its representations and warranties in Sections 3.1 and 3.2.

(ii)          Solitario shall indemnify and hold harmless DHI US and its Affiliates, and its permitted successors and assigns to its Interest, and their respective directors, officers, employees, agents and attorneys, and the Company (collectively, the "Indemnified DHI US Parties") from and against any and all Adverse Consequences that arise out of or result from the breach or default by Solitario of any of its representations and warranties in Section 3.3.

(iii)          A Party that is or may be obligated to provide indemnification under this Section 4.2(a) is referred to in this Agreement as an "Indemnifying Party," and a Person that is or may be entitled to indemnification under this Section 4.2(a) is referred to in this Agreement as an "Indemnified Party."

(b)          Notice. If any claim or demand is asserted against an Indemnified Party or the Company with respect to which the Indemnified Party or the Company may be entitled to indemnification under this Agreement, then the Indemnified Party shall cause notice of the claim or demand (together with a reasonable description), to be given to the Indemnifying Party promptly after the Indemnified Party has Knowledge or notice of the claim or demand. Failure to promptly provide the notice shall not relieve the Indemnifying Party of its indemnification obligations, except to the extent the Indemnifying Party is materially prejudiced by the failure.

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(c)          Assumption of Defense By Indemnifying Party. The Indemnifying Party shall have the right, but not the obligation, by written notice to the Indemnified Party with a copy to the Company delivered within 30 days after the receipt of a notice under Section 4.2(b), to assume the entire control of the defense, compromise and settlement of the claim or demand that is the subject of the notice, including the use of counsel chosen by the Indemnifying Party, all at the sole cost and expense of the Indemnifying Party. Notwithstanding the foregoing, the Indemnified Party may participate in the defense at the sole cost and expense of the Indemnified Party. The assumption of the defense of the claim or demand by the Indemnifying Party shall constitute a waiver by the Indemnifying Party of its right to contest or dispute its indemnification obligation for the claim or demand. Any Adverse Consequences to the assets or business of the Indemnified Party or the Company caused by the failure of the Indemnifying Party to defend, compromise or settle a claim or demand in a diligent manner after having given notice that it will assume control of the defense, compromise and settlement of the matter shall be included in the Adverse Consequences for which the Indemnifying Party shall be obligated to indemnify the Indemnified Parties and the Company. Any settlement or compromise of any the claim or demand by the Indemnifying Party shall be made only with the consent of the Indemnified Party, which may not be unreasonably withheld or delayed. An Indemnified Party shall not be considered unreasonable in withholding its consent unless the settlement or compromise includes a full release of all claims and liabilities against the Indemnified Parties and the Company arising out of or relating to the claim or demand, provides for the payment of only money damages, and the Indemnifying Party has provided to the Indemnified Parties assurance acceptable to the Indemnified Parties of the payment of such money damages immediately upon the settlement or compromise.

(d)          Defense by Indemnified Party or Company. Before the assumption of the defense of any claim or demand subject to indemnification by an Indemnifying Party, the Indemnified Party or the Company may file any motion, answer or other pleading, or take such other action as it deems appropriate, to protect its interests or those of the Company or the Indemnifying Party. If it is finally determined that the Indemnifying Party is responsible for indemnification of any such claim or demand, or if the Indemnifying Party elects to assume the defense of the claim or demand under Section 4.2(c), then the Indemnifying Party shall promptly reimburse the Indemnified Party or the Company for all costs and expenses incurred under the previous sentence. If the Indemnifying Party does not elect to control the defense, compromise and settlement of a claim or demand under Section 4.2(c), and it is finally determined that the Indemnifying Party is responsible for indemnification of the claim or demand, then the Indemnifying Party shall be bound by the results of the defense, compromise or settlement, and all costs and expenses incurred by the Indemnified Parties and the Company in conducting the defense, compromise or settlement shall be included in the Adverse Consequences for which the Indemnifying Party is obligated to indemnify the Indemnified Parties and the Company.

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4.3          Exercise of Remedies. Notwithstanding Section 4.2 or any other provision in this Agreement to the contrary, no Person other than a Member (on its own behalf and on behalf of the Company and its other Indemnified Parties) shall have the right to enforce any representation, warranty, covenant or agreement of a Party under this Agreement, and specifically neither the Company nor any lender or other third party shall have any such rights, it being expressly understood that the representations, warranties, covenants and agreements shall be enforceable only by a Member (on its own behalf and on behalf of the Company and its Indemnified Parties) against an Indemnifying Party. Any Member may bring a direct action on behalf of the Company against any Party without the requirement to bring a derivative action or otherwise satisfy the requirements of sections 7-80-713 through 7-80-718 of the Act or other similar requirements.

ARTICLE V
MISCELLANEOUS

5.1          Interpretation and Construction. Sections 12.4, 12.7, 12.9 and 12.15 of the LLC Agreement are incorporated into this Agreement by this reference and shall apply to this Agreement as such provisions apply to the LLC Agreement. This Agreement shall constitute Confidential Information that is subject to Section 12.1 of the LLC Agreement.

5.2          Notices. Notices under this Agreement shall be provided in the manner provided in Section 12.3 of the LLC Agreement.

5.3          Amendment; Waiver. This Agreement shall not be amended except by a writing executed by DHI US and Solitario and each Person that has been admitted as a Member of the Company in accordance with the provisions of the LLC Agreement. No waiver under this Agreement shall be valid unless signed by all of the Members. The failure of any Person entitled to enforce the provisions of this Agreement to insist on the strict performance of any provision of this Agreement or to exercise any right, power or remedy upon a breach of this Agreement shall not constitute a waiver of any provision of this Agreement or limit such Person's rights to enforce any provision or exercise any right in the future.

5.4          Miscellaneous.

(a)          Assignment; Delegation. The rights, interests, liabilities and obligations of DHI US and Solitario under this Agreement may not be assigned or delegated in whole or in part, except to a permitted successor or permitted assign of the Interest of the assigning or delegating Party that has been admitted as a Member of the Company in accordance with the provisions of the LLC Agreement; provided, that in the case of the delegation of any liabilities and obligations under this Agreement, (i) the Person to whom such liabilities and obligations are delegated must agree in writing to assume the obligations of the delegating Party under this Agreement, and (ii) without the written consent of all Members of the Company, the delegating Party shall not be released, in whole or in part, from any liability or obligation of such Party under this Agreement.

(b)          Successors and Assigns. This Agreement shall inure to the benefit of the Company, DHI US and Solitario, and the permitted successors and permitted assigns to the Interests of DHI US and Solitario that are admitted as Members of the Company in accordance with the provisions of the LLC Agreement, respectively, and shall be binding upon DHI US and Solitario and the successors and assigns of DHI US and Solitario (whether or not permitted).

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(c)          Third Party Beneficiaries. The Indemnified Parties and each Person that has been admitted as a Member of the Company in accordance with the provisions of the LLC Agreement are express third party beneficiaries of this Agreement. Except for such Persons, this Agreement is for the sole benefit of the Members and the Company, and no other Person, including any creditor of the Company, any creditor of any Member and any creditors of any Indemnified Party, is intended to be a beneficiary of this Agreement or shall have any rights under this Agreement. Notwithstanding the foregoing, the consent of Persons other than the Members of the Company shall not be required in connection with any amendment of this Agreement or waiver under this Agreement.

(d)          Conflicts. If any conflict exists between any provision of this Agreement and any provision of the LLC Agreement, the LLC Agreement shall control.

5.5          Governing Law; Actions and Proceedings. Section 12.10 and Article 11 of the LLC Agreement are incorporated into this Agreement by this reference and shall apply to this Agreement as such provisions apply to the LLC Agreement.

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The Parties have executed this Agreement on the dates indicated below to be effective for all purposes as of the Effective Date.

                                                                      DHI Minerals (U.S.) Ltd.:

                                                                      By: /s/ John Brownlie

                                                                      Name: John Brownlie
                                                                      Title: President and Director
                                                                      Date: December 22, 2010

                                                                      Solitario Exploration & Royalty Corp.:

                                                                      By: /s/ James R. Maronick

                                                                      Name: James R. Maronick
                                                                      Title: Chief Financial Officer
                                                                      Date: December 22, 2010

                                                                      Mt. Hamilton LLC:

                                                                      By: Solitario Exploration & Royalty Corp.,
                                                                      its Manager

                                                                      By:/s/ James R. Maronick

                                                                      Name: James R. Maronick
                                                                      Title: Chief Financial Officer
                                                                      Date: December 22, 2010

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EXHIBIT A

PROPERTIES

Mt. Hamilton Patented Claims - Covered by the Mining Lease referred to in Item 2 of Exhibit B

Badger State - Patent # 6449, Issued 9/15/1882
Centennial - Patent # 4705, Issued 5/31/1881
Gloucester - Patent # 867, Issued 4/15/1874
Woo Hop - Patent # 5404, Issued 2/28/1882
Chester - Patent # 1131, Issued 12/21/1874
Chester 1 - Patent # 256014, Issued 4/1/1912
Chester 2-4 - Patent # 256018, Issued 4/1/1912

More fully described in Exhibit A of the Patented Claims Title Report Update prepared by Richard Thompson, Dated January 29, 2008 (the "Thompson Patented Title Report").

Mt Hamilton Unpatented Claims- Covered by the Mining Lease referred to in Item 2 of Exhibit B

82 unpatented lode mining claims situated in White Pine County, Nevada as follows:

H 10-22, H 25-28, H 36-39, AR 1-61

More fully described in Exhibit A of the Unpatented Claims Title Report Update prepared by Richard Thompson, Dated January 29, 2008 (the "Thompson Unpatented Title Report").

SC Claims

30 unpatented claims situated in White Pine County Nevada as follows:

SC 1-30 (NMC1005079-1005108) Recorded 4/1/2009 Book 523, Pages 253-282 Document numbers 0346315-0346344

Monte Cristo Property - Covered by the Option Agreement referred to in Item 1 of Exhibit B

160 Deeded acres described as SE1/4 Section 20, T16N, R57E- located in White Pine County, Nevada.

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EXHIBIT B

UNDERLYING AGREEMENTS

1.          Option Agreement between Henkle-Buchanan Group and DHI Minerals (U.S.) Ltd. dated January 30, 2007.

2.          Mining Lease Agreement between Centennial Minerals Company, LLC and Diamond Hill Investment Corp. (predecessor-in-interest to DHI US) dated November 19, 2004, as amended.

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SCHEDULE 1
PERMITTED ENCUMBRANCES

1.          Royalty and other payment obligations arising under the Underlying Agreements.
2.          Liens and payment obligations arising under that certain Share Purchase Agreement dated November 15, 2007 between Augusta Resource Corporation and Ivana Ventures Inc., as supplemented and amended.
3.          With respect to the patented mining claims only, the exceptions and limitations set forth in the Thompson Patented Title Report.

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SCHEDULE 3.1(e)

GOVERNMENTAL APPROVALS

1.          Plan of Operations, Centennial Geotechnical Project, Dated July 2010.

2.          Permit Plan of Operations, Centennial Exploration Project/ Permit #2071F, Dated June 2010.

3.          Revised Plan of Operations, Centennial Exploration Project, Dated July 2010.

4.          Application for Permit to Appropriate 200 GPM, Application # 79971 filed with the State Engineer July 1, 2010 (Ely Gold)Permit to Appropriate Water (Ely Gold)- Permit # 77236, Dated July 18, 2008 (Well in Section 15).

5.          Permit to Appropriate Water (Ely Gold)- Permit # 77237, Dated July 18, 2008 (Well in Section 8)

6.          Permit to Appropriate Water (Mt Hamilton Mining)- Permit # 41408, Dated July 18, 2008 (Well in Section 8).

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SCHEDULE 3.1(f)

CONSENTS

1.          Option Agreement between Henkle-Buchanan Group and DHI Minerals (U.S.) Ltd. dated January 30, 2007.

2.          Mining Lease Agreement between Centennial Minerals Company, LLC and Diamond Hill Investment Corp. (predecessor-in-interest to DHI US) dated November 19, 2004, as amended.

3.          Share Purchase Agreement dated November 15, 2007 between Augusta Resource Corporation and Ivana Ventures Inc., as supplemented and amended.